Scudder International Bond Fund

Semiannual Report
December 31, 1996

Pure No-Load(TM) Funds

For investors seeking an easy and low-cost way to broaden their income-oriented investments beyond U.S. borders. Invests primarily in high-grade bonds denominated in foreign currencies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   8  Investment Portfolio
  11  Financial Statements
  14  Financial Highlights
  15  Notes to Financial Statements
  20  Report of Independent Accountants
  21  Officers and Directors
  22  Investment Products and Services
  23  How to Contact Scudder


                                    In Brief

o Scudder International Bond Fund provided a total return of 4.62% for the six-month period ended December 31, 1996, reflecting a $0.22 increase in net asset value per share and a total of $0.29 per share in income distributions. For the calendar year 1996, the Fund's total return was 3.54%.

o Bolstered by low inflation, moderate economic growth, and progress toward European Monetary Union, some of Europe's peripheral bond markets recorded double-digit gains during the period, contributing to the Fund's positive performance.

o A rising U.S. dollar meant that holdings denominated in foreign currencies bought fewer and fewer dollars during the six-month period, ultimately diminishing the Fund's U.S. dollar-based return.

o After months of strong bond market performance in Italy, Spain, and Sweden, the Fund decreased its holdings in those countries in favor of new positions in Norway and France.



                       2 - SCUDDER INTERNATIONAL BOND FUND

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are pleased to present the newly redesigned semiannual report for Scudder International Bond Fund. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     As detailed in the following letter from the Fund's portfolio managers, international bond markets did not rise in tandem over the past six months, but instead responded to different sets of economic and political stimuli. Some markets did exceptionally well, while others lagged. In Japan, for example, bonds in the aggregate declined. The challenge for Scudder International Bond Fund going forward is to provide a competitive total return while minimizing the potential risk to shareholders in a sometimes volatile global market. We believe, however, that ongoing technological advances, worldwide deregulation of key industries, and the globalization of economic activity are combining to create a positive long-term outlook for investors.

     We wish to announce a change in your fund's management team. Christopher B. Steward, a Scudder fixed-income analyst since 1992 and a key member of Scudder's Global Bond Group, has replaced Margaret Hadzima as manager alongside team leader Adam Greshin. Chris brings a wealth of expertise and more than nine years of investment-related experience to the team. We thank Peg, who has been named director of Scudder's Institutional Group, for her many years of outstanding service to the Fund.

     We'd also like to take this opportunity to introduce a newcomer to Scudder's mutual fund lineup: Scudder Pathway Series. A "fund of funds," the Series includes four portfolios that invest in Scudder mutual funds to achieve a variety of objectives -- from conservative growth to international equity exposure. Each Pathway portfolio provides diversification and professional asset management with a single investment. For more information on the Series and other Scudder products and services, please turn to page 22.

     We thank you for your continued investment in Scudder International Bond Fund. As always, please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions. We also encourage you to visit our Web site at http://funds.scudder.com.


     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder International Bond Fund


                       3 - SCUDDER INTERNATIONAL BOND FUND

SCUDDER INTERNATIONAL BOND FUND
PERFORMANCE UPDATE as of December 31, 1996
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER INTERNATIONAL BOND FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,354     3.54%     3.54%
5 Year    $12,798    27.98%     5.06%
Life of
 Fund*    $21,532   115.32%     9.45%

SALOMON BROTHERS NON-U.S. DOLLAR
WORLD GOVERNMENT BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,408      4.08%     4.08%
5 Year    $15,906     59.06%     9.72%
Life of
 Fund*    $22,524    125.24%    10.13%

*The Fund commenced operations on July 6, 1988.
Index comparisons begin July 31, 1988.


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder International Bond Fund
Year            Amount
----------------------
7/88*          $10,000
'88            $10,598
'89            $11,365
'90            $13,764
'91            $16,824
'92            $18,105
'93            $20,971
'94            $19,167
'95            $20,796
'96            $21,532

S&P 500 Index
Year            Amount
----------------------
7/88           $10,000
'88            $10,942
'89            $10,569
'90            $12,184
'91            $14,161
'92            $14,835
'93            $17,079
'94            $18,102
'95            $21,642
'96            $22,524

The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31


                       1989*   1989  1990    1991    1992    1993    1994    1995    1996
                     -----------------------------------------------------------------------
NET ASSET VALUE...   $12.21  $11 97  $12.90  $13.53  $12.83  $13.50  $11.38  $11.46  $11.20
INCOME DIVIDENDS..   $  .49   $ 1.05 $ 1.16  $ 1.17  $ 1.07  $  .92  $  .99  $  .85  $  .64
CAPITAL GAINS
DISTRIBUTIONS.....   $    -   $    -  $ .29  $  .81  $  .62  $  .39  $    -  $    -  $    -
FUND TOTAL
RETURN (%)........     5.98     7.23   21.11   22.23   7.62   15.83   -8.61   8.50     3.54
INDEX TOTAL
RETURN (%)........     9.42    -3.41   15.29   16.22   4.77   15.12   5.99   19.55     4.08


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five year and life of Fund periods would have been lower.

                       4 - SCUDDER INTERNATIONAL BOND FUND

PORTFOLIO SUMMARY as of December 31, 1996
---------------------------------------------------------------------------
MARKET EXPOSURE
---------------------------------------------------------------------------
Geographical

Germany                     21.2%
Italy                       13.6%
Superantional Agencies      13.6%
United Kingdom               8.5%
France                       7.2%
Denmark                      5.7%
Canada                       4.6%
Finland                      4.3%
Spain                        4.1%
New Zealand                  3.7%
Norway                       3.6%
Sweden                       3.0%
Korea                        2.8%
Austria                      2.7%
Australia                    1.0%
United States                0.3%
Switzerland                  0.1%
                           ------
                           100.0%
                           ======

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


Several of Europe's peripheral bond markets recorded double-digit gains this year.

Interest Rate Exposure

Japan                       24.0%
Germany                     20.4%
Italy                       11.1%
United Kingdom               8.5%
France                       7.2%
Denmark                      5.7%
Canada                       4.6%
Spain                        4.1%
New Zealand                  3.7%
Norway                       3.6%
Sweden                       3.0%
Korea                        2.8%
Australia                    1.0%
United States                0.3%
                           ------
                           100.0%
                           ======

Exposure to European bond markets - particularly the higher-yielding markets of Italy and Spain - has been decreased given their strong performance in 1996

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------------------------------------------------

Currency Exposure (a)

Japan                       26.1%
Germany                     22.7%
Italy                       10.4%
United Kingdom               8.5%
United States                7.4%
Denmark                      5.7%
Spain                        4.1%
Sweden                       3.0%
Korea                        2.8%
France                       2.6%
Canada                       2.5%
New Zealand                  1.7%
Norway                       1.5%
Australia                    1.0%
                           ------
                           100.0%
                           ======

A rising U.S. dollar relative to other currencies limited
Fund returns during the period.

(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.
-----------------------------------------------------------------------

For more complete details about the Fund's Investment Portfolio, see page 8.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                       5 - SCUDDER INTERNATIONAL BOND FUND

                         Portfolio Management Discussion
Dear Shareholders,

Scudder International Bond Fund provided a 4.62% total return during the six-month period ended December 31, 1996, based on a $0.22 increase in net asset value per share and a total of $0.29 in income distributions. The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index, the Fund's benchmark, gained a slightly stronger 5.45% during the period, principally owing to its lack of expenses and the effect of Fund currency hedging activity. For the calendar year 1996, the Fund's total return was 3.54%.

Against a backdrop of benign inflation and moderate to sluggish economic growth, interest rates generally moved lower throughout the six-month period ended December 31, 1996, sparking gains in most global bond markets. However, not all markets rose at the same pace. After several years of slow growth in some countries -- France and Japan, for example -- rates at the start of the period were already low and therefore had little room to fall. Investors seeking higher yields generally took to the smaller and riskier peripheral European and emerging markets, where yields in some cases topped 10% at the beginning of the period. In Europe, we believe progress toward monetary union has helped investors feel more comfortable owning the bonds of smaller countries where damaging inflation historically has been more the rule than the exception. The combination of higher yields and an improved political and economic landscape led to double-digit returns in some markets during the period.


                              Performance in Review

The Fund's positive performance derived largely from investments in such high-yielding European markets as Spain, Italy, and the United Kingdom. To make the most of these rising markets, the Fund invested in longer-term bonds, which tend to be more sensitive than short-term bonds to changes in interest rates. Laggards included Germany -- the Fund's largest geographical weighting -- and Japan. In Japan, the bond market was decidedly lackluster (-1.26% for the six-month period). Record-low interest rates at the start of the period held out little hope of a rally. Anticipating continued poor returns, we eliminated by the end of the period the Fund's already modest direct investments in Japan, focusing instead on "supranational" issues (e.g. bonds issued by the International Bank for Reconstruction and Development) that are denominated in yen.

            Bond Market Returns
            (6/30/96 - 12/31/96 in US$)
           -----------------------------------------------

              United Kingdom                        16.68%
              Australia                             11.61%
              Italy                                 11.58%
              Spain                                 10.36%
              Canada                                10.00%
              Sweden                                 7.90%
              Denmark                                6.46%
              France                                 6.25%
              Austria                                5.21%
              Germany                                4.71%
              Japan                                 -1.26%

Source: Salomon Brothers World Government Bond Index

                       6 - SCUDDER INTERNATIONAL BOND FUND

On the currency front, the U.S. dollar gained ground against major European currencies and the yen, eroding returns for the Fund. After prolonged recessions in Germany and Japan, we had anticipated a rebound in economic growth -- particularly in Japan, where growth is a stated government priority. Accelerating economic activity would in turn boost the value of these currencies relative to others around the world, as demand for German and Japanese goods escalated. To date, this has not happened, and the yen and deutschemark have lost ground relative to the U.S. dollar. On the positive side of the ledger, dollar-bloc currencies (those of Australia, Canada, and New Zealand) representing roughly 16% of the portfolio's currency exposure on June 30th, and some peripheral European currencies (25% of Fund currency exposure at mid-year), held their own during the period, rising in tandem with the U.S. dollar and even outpacing it in some cases.

                                  Looking Ahead

In the months ahead, we expect some of Europe's peripheral markets to come back to earth, perhaps giving back some of the gains of the past year. Accordingly, we have reduced the Fund's sensitivity to changing interest rates in those markets by focusing on shorter-maturity bonds. In addition, we have reduced the Fund's weighting in such markets as Italy, Spain, and Sweden in favor of new investments in Norway and France. In other respects, the Fund's bond strategy remains largely unaltered from our last report six months ago. With regard to currency, we have begun adding to the Fund's yen exposure, given that currency's extended decline relative to the U.S. dollar and our belief that Japan's economic recovery is imminent. The increased exposure to the yen was accomplished without direct investment in Japan's bond market, where interest rates have much more room to rise than fall. At the same time, we have reduced the Fund's exposure to Canadian and other dollar-bloc currencies, which have for months generally increased in value along with the U.S. dollar and may now be due for a reversal.

In our view, the outlook for international bond markets is good, characterized by low inflation, moderate economic growth, and a new era of fiscal and political stability in many important markets. Going forward, Scudder International Bond Fund will continue to provide a vehicle for participating in the opportunities for income and capital appreciation presented by overseas bond markets.

Sincerely,
Your Portfolio Management Team

/s/Adam M. Greshin         /s/Christopher B. Steward

Adam M. Greshin            Christopher B. Steward
Lead Portfolio Manager     Portfolio Manager


                       7 - SCUDDER INTERNATIONAL BOND FUND

                                               INVESTMENT PORTFOLIO AS OF DECEMBER 31, 1996

                                                                                                       PRINCIPAL         MARKET
                                                                                                        AMOUNT          VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 0.2%
--------------------------------------------------------------------------------------------------------------------------------
U.S. DOLLARS 0.2%
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/96 at 6.7% to be
   repurchased at $630,235 on 1/2/97, collateralized by a $594,000 U.S. Treasury Note,                               -----------
   9.25%, 8/15/98 (Cost $630,000)..............................................................          630,000         630,000
                                                                                                                     -----------
FOREIGN DENOMINATED DEBT OBLIGATIONS 99.6%
--------------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLARS 1.0%
Commonwealth of Australia, 6.75%, 11/15/06.....................................................        4,800,000       3,635,580
                                                                                                                     -----------
BRITISH POUNDS 8.5%
Abbey National PLC, 7.125%, 3/14/01............................................................        7,500,000      12,683,194
United Kingdom Treasury Bond, 9%, 10/13/08.....................................................        9,120,000      17,331,088
                                                                                                                     -----------
                                                                                                                      30,014,282
                                                                                                                     -----------
CANADIAN DOLLARS 4.6%
Government of Canada, 7.5%, 3/1/01.............................................................        3,200,000       2,517,909
Government of Canada, 7%, 12/1/06..............................................................       12,200,000       9,276,717
Rogers Cantel Mobile Communications Inc., 10.5%, 6/1/06........................................        5,650,000       4,599,139
                                                                                                                     -----------
                                                                                                                      16,393,765
                                                                                                                     -----------
DANISH KRONER 5.7%
Kingdom of Denmark, 9%, 11/15/98...............................................................       30,870,000       5,694,807
Kingdom of Denmark, 8%, 5/15/03................................................................       76,550,000      14,391,842
                                                                                                                     -----------
                                                                                                                      20,086,649
                                                                                                                     -----------
DEUTSCHEMARKS 20.4%
Bayerische Landesbank, 6%, 2/27/06.............................................................       18,150,000      11,803,554
Federal Republic of Germany, 5.25%, 10/20/98...................................................       64,540,000      43,188,610
Federal Republic of Germany, 6%, 2/16/06.......................................................        4,090,000       2,692,075
Landesbank Rheinland-Pfalz Girozentrale Global, 5.75%, 10/16/03................................       22,075,000      14,461,202
                                                                                                                     -----------
                                                                                                                      72,145,441
                                                                                                                     -----------
FRENCH FRANCS 7.2%
Government of France OAT STRIP, Principal Only, 10/25/04.......................................       64,430,000       8,079,994
Government of France OAT, 7.25%, 4/25/06.......................................................       81,900,000      17,451,486
                                                                                                                     -----------
                                                                                                                      25,531,480
                                                                                                                     -----------
ITALIAN LIRE 11.1%
Republic of Italy, 9.5%, 12/1/99...............................................................   44,000,000,000      31,194,203
Republic of Italy, 8.5%, 4/1/04................................................................   11,435,000,000       8,060,244
                                                                                                                     -----------
                                                                                                                      39,254,447
                                                                                                                     -----------

                          The accompanying notes are an integral part of the financial statements.

                                            8 - SCUDDER INTERNATIONAL BOND FUND


                                                                                                      PRINCIPAL         MARKET
                                                                                                       AMOUNT           VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
JAPANESE YEN 24.0%
Asian Development Bank, 5.625%, 2/18/02........................................................      710,000,000       7,211,678
Deutsche Bank AG, 4.375%, 7/16/98..............................................................      310,000,000       2,822,797
Republic of Finland, 5.25%, 4/16/98............................................................      200,000,000       1,826,330
Republic of Finland, 6%, 1/29/02...............................................................    1,300,000,000      13,400,560
Republic of Italy, 2.3%, 9/25/98...............................................................    1,000,000,000       8,833,700
Inter-American Development Bank, 2.25%, 2/5/02.................................................       62,000,000         542,917
International Bank for Reconstruction & Development, 4.5%, 6/20/00.............................    1,840,000,000      17,603,103
International Bank for Reconstruction & Development, 5.25%, 3/20/02............................      322,000,000       3,240,121
International Bank for Reconstruction & Development, 4.75%, 12/20/04...........................    1,991,000,000      19,965,770
Oesterreichische Kontrollbank AG, 6.5%, 9/19/98................................................    1,000,000,000       9,448,309
                                                                                                                     -----------
                                                                                                                      84,895,285
                                                                                                                     -----------
KOREAN WON 2.7%
AIG International Inc., Promissory Note, Linked to the Korean Won, 9.71%,
   2/28/97.....................................................................................    2,490,159,000       2,924,053
AIG International Inc., Promissory Note, Linked to the Korean Won, 9.6%,
   5/30/97.....................................................................................    2,490,159,000       2,913,900
J.P. Morgan & Co. Promissory Note, Linked to the Korean Won, 9.825%, 2/5/97....................    3,305,390,000       3,906,585
                                                                                                                     -----------
                                                                                                                       9,744,538
                                                                                                                     -----------
NEW ZEALAND DOLLARS 3.7%
Government of New Zealand, 8%, 11/15/06........................................................       17,650,000      13,124,545
                                                                                                                     -----------
NORWEGIAN KRONER 3.6%
Kingdom of Norway, 9.5%, 10/31/02..............................................................       16,580,000       3,106,376
Kingdom of Norway, 5.75%, 11/30/04.............................................................       38,205,000       5,909,010
Kingdom of Norway, 6.75%, 1/15/07..............................................................       22,600,000       3,676,339
                                                                                                                     -----------
                                                                                                                      12,691,725
                                                                                                                     -----------
SPANISH PESETAS 4.1%
Kingdom of Spain, 11.45%, 8/30/98..............................................................      490,000,000       4,097,606
Kingdom of Spain, 10.3%, 6/15/02...............................................................      570,000,000       5,207,629
Kingdom of Spain, 8%, 5/30/04..................................................................      633,000,000       5,288,077
                                                                                                                     -----------
                                                                                                                      14,593,312
                                                                                                                     -----------
SWEDISH KRONER 3.0%
Kingdom of Sweden, 6%, 2/9/05..................................................................       76,000,000      10,753,703
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN DENOMINATED DEBT OBLIGATIONS (COST $351,684,808)                                                       352,864,752
--------------------------------------------------------------------------------------------------------------------------------

                               The accompanying notes are an integral part of the financial statements.

                                             9 - SCUDDER INTERNATIONAL BOND FUND

                                                                                                       PRINCIPAL         MARKET
                                                                                                        AMOUNT          VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED DEBT OBLIGATIONS 0.1%
--------------------------------------------------------------------------------------------------------------------------------
U.S. DOLLARS 0.1%
U.S. Treasury Bill, 1/23/97....................................................................          100,000          99,715
U.S. Treasury Bill, 4/24/97....................................................................          350,000         344,491
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. DOLLAR DENOMINATED DEBT OBLIGATIONS (COST $444,153)                                                           444,206
--------------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS 0.1%
--------------------------------------------------------------------------------------------------------------------------------
Call on Japanese Yen, strike price JPY 103.92, expire 1/17/97..................................    2,765,800,000              --
Call on Japanese Yen, strike price JPY 109.91, expire 1/22/97..................................      938,545,000           1,688
Put on French Francs, strike price FRF 5.1815, expire 3/11/97..................................       52,120,709         131,344
Put on Deutsche Marks, strike price DEM 1.565,expire 2/6/97....................................        5,203,800          13,530
Put on Deutsche Marks, strike price DEM 1.57, expire 2/3/97....................................        5,360,400          12,329

                                                                                                       CONTRACTS
                                                                                                     -----------
Call on U.S. Treasury Bond Futures, strike price 118, expire 2/22/97...........................              480          97,500
--------------------------------------------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS (COST $939,373)                                                                                  256,391
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (COST $353,698,334) (a)                                                         354,195,349
--------------------------------------------------------------------------------------------------------------------------------

(a)  The cost for federal income tax purposes was $353,886,388. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $308,961. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,623,214 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,314,253.



At December 31, 1996 outstanding written options were as follows (Note A):

                                                   PRINCIPAL
                                                     AMOUNT      EXPIRATION                STRIKE        MARKET
CALL OPTIONS                                        (000'S)         DATE                    PRICE        VALUE($)
----------------------------------------------------------------------------------------------------------------
         DEM...........................              5,531          2/3/97         DEM    1.5319          34,846
         DEM...........................              5,406          2/6/97         DEM    1.5199          24,326
         NZD...........................             18,465         1/16/97         NZD     .7047          80,323
         JPY...........................          2,765,800         1/17/97         JPY    103.92              --
         JPY...........................            938,545         1/22/97         JPY    109.91             563
                                                                                                         -------
Total outstanding written options (Premiums received $644,837).................................          140,058
                                                                                                         =======


CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------------------------------------------------------
AUD      Australian Dollar        FRF       French Franc           JPY       Japanese Yen               SEK     Swedish Kroner
CAD      Canadian Dollar          GBP       British Pound          NLG       Dutch Guilder              USD     U.S. Dollar
DEM      Deutschemark             ITL       Italian Lire           NZD       New Zealand Dollar

                       The accompanying notes are an integral part of the financial statements.

                                  10 - SCUDDER INTERNATIONAL BOND FUND


                                         FINANCIAL STATEMENTS

                                  STATEMENT OF ASSETS AND LIABILITIES
                                       AS OF DECEMBER 31, 1996

ASSETS
-----------------------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $353,698,334) (Note A).......................    $354,195,349
          Foreign currency at market (identified cost $389,189) (Note A).......................         394,033
          Cash.................................................................................             909
          Interest receivable..................................................................       7,512,485
          Receivable for Fund shares sold......................................................       4,359,857
          Unrealized appreciation on forward currency exchange contracts (Notes A & D).........         328,985
                                                                                                   ------------
          Total assets.........................................................................     366,791,618

LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
          Payable for Fund shares redeemed.....................................................    $  2,141,258
          Dividends payable....................................................................         480,079
          Accrued management fee (Note C)......................................................         283,868
          Other accrued expenses (Note C)......................................................         390,215
          Written options at market (premiums received $644,837) (Note A)......................         140,058
          Unrealized depreciation on forward currency exchange contracts (Notes A & D).........         569,369
                                                                                                   ------------
          Total liabilities....................................................................       4,004,847
-----------------------------------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE                                                              $362,786,771
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Net unrealized appreciation (depreciation) on:
          Investments..........................................................................         497,015
          Written options......................................................................         504,779
          Foreign currency related transactions................................................        (306,491)
          Accumulated net realized loss........................................................     (84,163,955)
          Paid-in capital......................................................................     446,255,423
-----------------------------------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE                                                              $362,786,771
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
-----------------------------------------------------------------------------------------------------------------------
          NET ASSET VALUE, offering and redemption price per share ($362,786,771 / 32,391,260
             shares of capital stock outstanding, $.01 par value, 200,000,000 shares               ------------
             of capital stock authorized)......................................................          $11.20
                                                                                                   ------------
                            The accompanying notes are an integral part of the financial statements.

                                            11 - SCUDDER INTERNATIONAL BOND FUND


                                                  STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED DECEMBER 31, 1996

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------
          Interest (net of withholding taxes of $274,333)......................................    $ 14,699,912
                                                                                                   ------------
          Expenses:
          Management fee (Note C)..............................................................       1,903,592
          Services to shareholders (Note C)....................................................         550,027
          Custodian and accounting fees (Note C)...............................................         309,380
          Directors' fees (Note C).............................................................          18,490
          Reports to shareholders..............................................................          61,726
          Auditing.............................................................................          54,181
          Legal................................................................................          15,151
          Registration fees....................................................................          12,238
          Interest.............................................................................           7,339
          Other................................................................................          38,130
                                                                                                   ------------
                                                                                                      2,970,254
-----------------------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME                                                                      11,729,658
-----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------
          Net realized gain (loss) from:
          Investments..........................................................................       9,853,632
          Options..............................................................................          42,470
          Futures contracts....................................................................      (4,705,802)
          Foreign currency related transactions................................................      (3,106,483)
                                                                                                   ------------
                                                                                                      2,083,817
                                                                                                   ------------
          Net unrealized appreciation during the period on:
          Investments..........................................................................       6,582,696
          Written options......................................................................          19,806
          Foreign currency related transactions................................................         822,797
                                                                                                   ------------
                                                                                                      7,425,299
-----------------------------------------------------------------------------------------------------------------------
          NET GAIN ON INVESTMENT TRANSACTIONS                                                         9,509,116
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $ 21,238,774
-----------------------------------------------------------------------------------------------------------------------

                      The accompanying notes are an integral part of the financial statements.

                                      12 - SCUDDER INTERNATIONAL BOND FUND


                                        STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                SIX MONTHS
                                                                                                   ENDED          YEAR ENDED
                                                                                                DECEMBER 31,       JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                                                                  1996              1996
---------------------------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income.............................................................   $ 11,729,658      $ 47,003,438
          Net realized gain (loss) from investment transactions.............................      2,083,817       (12,222,094)
          Net unrealized appreciation (depreciation) on investment transactions
             during the period..............................................................      7,425,299       (14,680,712)
                                                                                               ------------      ------------
          Net increase in net assets resulting from operations..............................     21,238,774        20,100,632
                                                                                               ------------      ------------
          Distributions to shareholders:
          From net investment income........................................................    (11,729,658)       (7,878,363)
                                                                                               ------------      ------------
          Tax return of capital.............................................................             --       (39,125,075)
                                                                                               ------------      ------------
          Fund share transactions:
          Proceeds from shares sold.........................................................     26,461,776        81,445,370
          Net asset value of shares issued to shareholders in reinvestment of
             distributions..................................................................      7,445,706        39,214,810
          Cost of shares redeemed...........................................................   (196,072,165)     (487,822,648)
                                                                                               ------------      ------------
          Net decrease in net assets from Fund share transactions...........................   (162,164,683)     (367,162,468)
                                                                                               ------------      ------------
          Decrease in net assets............................................................   (152,655,567)     (394,065,274)
                                                                                               ------------      ------------
          Net assets at beginning of period.................................................    515,442,338       909,507,612
                                                                                               ------------------------------
          NET ASSETS AT END OF PERIOD.......................................................   $362,786,771      $515,442,338
                                                                                               ------------------------------

OTHER INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
          Increase (decrease) in Fund shares
          Shares outstanding at beginning of period.........................................     46,922,766        79,574,801
                                                                                               ------------      ------------
          Shares sold.......................................................................      2,364,982         7,198,026
          Shares issued to shareholders in reinvestment of distributions....................        665,053         3,472,904
          Shares redeemed...................................................................    (17,561,541)      (43,322,965)
                                                                                               ------------      ------------
          Net decrease in Fund shares.......................................................    (14,531,506)      (32,652,035)
                                                                                               ------------------------------
          SHARES OUTSTANDING AT END OF PERIOD...............................................     32,391,260        46,922,766
                                                                                               ------------------------------

                          The accompanying notes are an integral part of the financial statements.

                                       13 - SCUDDER INTERNATIONAL BOND FUND

                                                       FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                      FOR THE PERIOD
                                                                                                                        JULY 6, 1988
                                         SIX MONTHS                                                                    (COMMENCEMENT
                                           ENDED                                                                      OF OPERATIONS)
                                        DECEMBER 31,                        YEARS ENDED JUNE 30,                         TO JUNE 30,
                                            1996      1996      1995      1994(A)   1993      1992      1991      1990       1989
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,                        --------------------------------------------------------------------------------------------
   beginning of period..................  $10.98    $11.43    $11.97    $13.57    $13.68    $12.35    $12.08    $11.27      $12.00
                                        --------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income...................     .29       .73       .98       .92      1.03      1.08      1.21      1.10        1.00
Net realized and unrealized
   gain (loss) on investment
   transactions (b).....................     .22      (.45)     (.54)    (1.22)      .52      2.15       .56       .80        (.73)
                                        --------------------------------------------------------------------------------------------
Total from investment operations........     .51       .28       .44      (.30)     1.55      3.23      1.77      1.90         .27
                                        --------------------------------------------------------------------------------------------
Less distributions:
From net investment income..............    (.29)     (.12)       --      (.91)    (1.04)    (1.09)    (1.21)    (1.09)      (1.00)
From net realized gains on
   investment transactions..............      --        --        --        --      (.62)     (.81)     (.29)       --          --
In excess of net realized gains on
   investment transactions..............      --        --        --      (.39)       --        --        --        --          --
Tax return of capital...................      --      (.61)     (.98)       --        --        --        --        --          --
                                        --------------------------------------------------------------------------------------------
Total distributions.....................    (.29)     (.73)     (.98)    (1.30)    (1.66)    (1.90)    (1.50)    (1.09)      (1.00)
                                        --------------------------------------------------------------------------------------------
Net asset value, end of                 --------------------------------------------------------------------------------------------
   period...............................  $11.20    $10.98    $11.43    $11.97    $13.57    $13.68    $12.35    $12.08      $11.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c)....................    4.62**    2.59      3.92     (2.83)    12.24     28.25     14.88     17.59        2.16**
Ratios and Supplemental Data
Net assets, end of period ($ millions)..     363       515       910     1,231     1,017       542       144        73          13
Ratio of operating expenses, net to
   average daily net assets (%).........    1.33*     1.26      1.30      1.27      1.25      1.25      1.25      1.25        1.00*
Ratio of operating expenses before
   expense reductions,
   to average daily
   net assets (%).......................    1.33*     1.26      1.30      1.29      1.37      1.57      1.75      2.51        5.59*
Ratio of net investment income to
   average net assets (%)...............    5.24*     6.50      8.52      6.86      7.69      8.31      9.48      9.57        8.58*
Portfolio turnover rate (%).............   336.4*    275.7     318.5     232.9     249.7     147.9     260.1     215.6       103.8*

(a)  Based on monthly average of shares outstanding during the period.
(b)  Includes exchange gain (loss) of $.01, $.01 and ($.02) for the periods ended June 30, 1991, 1990 and 1989, previously included in net investment income.
(c)  Total returns for certain periods would have been lower had certain expenses not been reduced.
*    Annualized     **  Not annualized

                                          14 - SCUDDER INTERNATIONAL BOND FUND

               NOTES TO FINANCIAL STATEMENTS

            A. SIGNIFICANT ACCOUNTING POLICIES

Scudder International Bond Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on securities and currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on securities and currencies to lock in the exchange rate component of the purchase price of securities expected to be purchased in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

                15 - SCUDDER INTERNATIONAL BOND FUND

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the_counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund

                16 - SCUDDER INTERNATIONAL BOND FUND
utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At June 30, 1996, the Fund had a net tax basis capital loss carryforward of approximately $83,774,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2003, ($77,681,000) and June 30, 2004 ($6,093,000), the
respective expiration dates, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments and certain securities sold at a loss. As a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

                B. PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $711,088,938, and $873,122,096, respectively.

                17 - SCUDDER INTERNATIONAL BOND FUND

The aggregate face value of futures contracts opened and closed during the six months ended December 31, 1996 was $2,474,521,553.

Transactions in written options for the six months ended December 31, 1996 are summarized as follows:




                                OPTION CONTRACTS          OPTIONS ON CURRENCIES (000 OMITTED)
--------------------------------------------------------------------------------------------------------------
                              NUMBER OF      PREMIUMS                                               PREMIUMS
                              CONTRACTS    RECEIVED ($)       DEM           NZD           AUD       RECEIVED ($)
--------------------------------------------------------------------------------------------------------------
Beginning of Period.......          220      $170,365       122,833            --        20,794      $890,379

Written...................          125       575,838       135,909        83,165            --     1,345,956

Closed....................         (345)     (746,203)      (86,979)       (6,377)           --      (784,609)

Exercised.................           --            --            --       (46,723)      (20,794)     (275,780)

Expired...................           --            --      (160,826)      (11,600)           --    (1,021,457)

End of                      -----------   -----------   -----------   -----------   -----------   -----------
Period....................           --        $   --        10,937        18,465            --      $154,489
                            ===========   ===========   ===========   ===========   ===========   ===========


                          OPTIONS ON CURRENCIES (000 OMITTED) (CONTINUED)
----------------------------------------------------------------------------------
                                                                       PREMIUMS
                               GBP          JPY           SEK      RECEIVED ($)
                          --------------------------------------------------------
Beginning of Period.......       12,950            --       131,462     $ 248,045

Written...................           --     9,235,945            --     1,201,664

Closed....................           --    (2,765,800)      (51,597)     (537,200)

Exercised.................      (12,950)           --            --       (63,208)

Expired...................           --    (2,765,800)      (79,865)     (358,953)
                            -----------   ----------   ------------   -----------
End of
Period....................           --     3,704,345            --     $ 490,348
                            ===========   ===========   ===========   ===========




                    C. RELATED PARTIES

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will

                18 - SCUDDER INTERNATIONAL BOND FUND
be paid by the Adviser. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% on the first $1,000,000,000 of average daily net assets and 0.80% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. For the six months ended December 31, 1996, the fee pursuant to the Management Agreement amounted to $1,903,592, which is equivalent to an annual effective rate of .85% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1996, the amount charged by SSC aggregated $365,465, of which $61,580 is unpaid at December 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by STC aggregated $41,058, of which $7,743 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $177,783, of which $28,795 is unpaid at December 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1996, Directors' fees and expenses aggregated $18,490.

                         D. COMMITMENTS

As of December 31, 1996 the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of ($240,384).


                                                                                   NET UNREALIZED
                                                                                    APPRECIATION
                                                                                   (DEPRECIATION)
     CONTRACTS TO DELIVER                   IN EXCHANGE FOR       SETTLEMENT DATE      (U.S.$)
---------------------------------     -------------------------      -----------     -------------
   CAD              10,642,000             USD       7,872,464          2/18/97        85,714
   DEM              16,839,000             USD      11,245,117          2/25/97      (280,023)
   DEM               3,606,656             USD       2,326,456          1/21/97        16,853
   FRF              57,011,802             USD      11,245,117          2/25/97       226,418
   ITL           3,567,162,693             USD       2,326,456          1/21/97       (21,087)
   JPY             883,945,804             USD       7,872,464          2/18/97      (204,141)
   NLG              12,746,300             USD       7,336,000          2/24/97       (64,118)
                                                                                      -------
                                                                                     (240,384)
                                                                                      =======

                     E. LINES OF CREDIT

The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                19 - SCUDDER INTERNATIONAL BOND FUND

                 REPORT OF INDEPENDENT ACCOUNTANTS

TO THE DIRECTORS OF SCUDDER GLOBAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER INTERNATIONAL BOND FUND:

We have audited the accompanying statement of assets and liabilities of Scudder International Bond Fund including the investment portfolio, as of December 31, 1996, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and for the year ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996, for each of the seven years in the period ended June 30, 1996 and for the period July 6, 1988 (commencement of operations) to June 30, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Bond Fund as of December 31, 1996, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and for the year ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996, for each of the seven years in the period ended June 30, 1996 and for the period July 6, 1988 (commencement of operations) to June 30, 1989, in conformity with generally accepted accounting principles.

Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
February 14, 1997

                20 - SCUDDER INTERNATIONAL BOND FUND

                             Officers and Directors


Daniel Pierce*
     Chairman of the Board, Director and Vice President

Nicholas Bratt*
     President and Director

Paul Bancroft III
     Director; Venture Capitalist and Consultant

Sheryle J. Bolton
     Director; Consultant

Thomas J. Devine
     Director; Consultant

William H. Gleysteen, Jr.
     Director; Consultant

Dudley H. Ladd*
     Director

William H. Luers
     Director; President, The Metropolitan Museum of Art

Robert W. Lear
     Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Robert G. Stone, Jr.
     Honorary Director; Chairman of the Board and Director, Kirby Corporation

Susan E. Gray*
     Vice President

Adam M. Greshin*
     Vice President

Jerard K. Hartman*
     Vice President

Thomas W. Joseph*
     Vice President

David S. Lee*
     Vice President and Assistant Treasurer

Thomas F. McDonough*
     Vice President and Secretary

Pamela A. McGrath*
     Vice President and Treasurer

Gerald J. Moran*
     Vice President

Edward J. O'Connell*
     Vice President and Assistant Treasurer

Kathryn L. Quirk*
     Vice President and Assistant Secretary

Isabel Saltzman*
     Vice President


*Scudder, Stevens & Clark, Inc.


                       21 - SCUDDER INTERNATIONAL BOND FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust


Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund

   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*


Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*


U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund


Global Income
-------------

   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund


Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio


U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund


U.S. Growth
-----------

  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund


Global Growth
-------------

  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund


Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
-----------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                      22 - SCUDDER INTERNATIONAL BOND FUND

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
      For existing account services and transactions

        Scudder Investor Relations -- 1-800-225-5163

      For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

        Scudder Electronic Account Services -- http://funds.scudder.com

      For information about your Scudder accounts, exchanges and redemptions

        Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
      For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

        Scudder Investor Relations -- 1-800-225-2470
                                      Investor.Relations@scudder.com

        Scudder's World Wide Web Site -- http://funds.scudder.com

      For establishing 401(k) and 403(b) plans

        Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
      To receive information about this discount brokerage service and to obtain an application

        Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
        The Scudder Funds
        P.O. Box 2291
        Boston, Massachusetts
        02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
      Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

         Boca Raton            Chicago               San Francisco
         Boston                New York

      For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.*
      ($100,000 minimum), call:  1-800-541-7703.

      For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
      1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.


* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061-- Member NASD/SIPC.


** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                       23 -SCUDDER INTERNATIONAL BOND FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.





This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER